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                                                                    Exhibit 99
                          NATIONSBANK, N.A.
         MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
               JANUARY 1, 1998 THROUGH JANUARY 31, 1998




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance					                              	$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage			                              			28.11%
    (ii)  Class A-1 Notes Balance		                         				$85,300,000.00
    (iii) Class A-1 Notes Rate	                                   					5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage				                              		34.41%
    (ii)  Class A-2 Notes Balance		                        				$104,427,000.00
    (iii) Class A-2 Notes Rate                                     						5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			33.47%
    (ii)  Class A-3 Notes Balance					                        	$101,576,574.00
    (iii) Class A-3 Notes Rate			                                     			6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage					                          	4.00%
    (ii)  Class B Certificates Balance				                    		$12,137,649.00
    (iii) Class B Certificates Rate			                                			6.35%
(F) Servicing Fee Rate                                             						1.00%
(G) Weighted Average Coupon (WAC)			                                  			8.51%
(H) Weighted Average Original Maturity (WAOM)	             					54.09 		months
(I) Weighted Average Remaining Maturity (WAM)		             				42.79 		months
(J) Number of Receivables			                                         			32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage			               			2.00%
    (ii)  Reserve Account Initial Deposit				                  		$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if
          1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                      						2.00%
          (b) Percent of Remaining Pool Balance					                    	3.25%
          (c) Trigger Percent of Remaining Pool Balance					            	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance	                               					$57,977,214.49
(B) Total Note and Certificate Pool Factor			                     			0.1910657
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance			                                   			$0.00
    (ii) Class A-1 Notes Pool Factor			                           			0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance	                                   					$0.00
    (ii) Class A-2 Notes Pool Factor			                           			0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance			                          			$45,839,565.49
    (ii) Class A-3 Notes Pool Factor		                           				0.4512809
(F) Class B Certificates
    (i)  Class B Certificates Balance				                     		$12,137,649.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance                                						$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods			             			1,785,139.60
(I) Net Loss Ratio for Second Preceding Period                     						0.76%
(J) Net Loss Ratio for Preceding Period		                            				1.04%
(K) Delinquency Ratio for Second Preceding Period			                  			0.84%
(L) Delinquency Ratio for Preceding Period	                         					0.84%
(M) Weighted Average Coupon (WAC)		                                  				8.62%
(N) Weighted Average Remaining Maturity (WAM)				             		22.32 		months
(O) Number of Receivables						                                         11,968

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections					                            	$4,593,559.34
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal		            				0.00
    (iv) Other Refunds Related to Principal		                         				0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections				                                		450,482.13
    (ii)  Not Used                                                      		0.00
(C) Weighted Average Coupon (WAC)				                                  		8.63%
(D) Weighted Average Remaining Maturity (WAM)			             			21.60 		months
(E) Remaining Number of Receivables		                               				11,414
(F) Delinquent Receivables
                                      	Dollar Amount     		 #  Units
                                       -------------        --------
    (i)  30-59 Days Delinquent				         1,410,602 	 2.64%	    269 	  	2.36%
    (ii)  60-89 Days Delinquent			          	314,164 	 0.59%	     63 	  	0.55%
    (iii) 90 Days or More Delinquent		     		198,027  	0.37%	     42 	  	0.37%

(G) Repossessions
                                    				Dollar Amount 		    #  Units
                                        -------------       --------
                                          				229,727 	0.43%	     35 	  	0.31%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 		                        				$28,404.51
(B) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period		                          				45,970.52
(C) Liquidated Receivables Information
    (i)   Not Used				                                                  		0.00
    (ii)  Not Used	                                                  					0.00
    (iii) Recoveries on Previously Liquidated Contracts				        		12,942.39
(D) Aggregate Net Losses for Collection Period	                 					33,028.13
(E) Actual Number of Days in Interest Period				                       		33.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                     						$450,482.13
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest	                 		  			0.00
(D) Recoveries from Prior Month Charge Offs			 	                 		  12,942.39
(E) Investment Earnings from the Reserve Account			                 	28,404.51
(F) Total Interest Collections					                                	491,829.03

Principal:
(G) Principal Payments Received		                            				$4,593,559.34
(H) Not Used	                                       	                 				0.00
(I) Repurchased Loan Proceeds Related to Principal			                 	 		0.00
(J) Other Refunds Related to Principal			                              			0.00
(K) Total Principal Collections			                             			4,593,559.34

(L) Total Collections				                                      		$5,085,388.37


II. DISTRIBUTIONS		                                        						Per $1,000 of
                    					                                  			Original Balance
                                                              ----------------
(A) Total Interest Collections				               		$491,829.03
(B) Servicing Fee 				                            		$48,314.35          		0.16

Interest	                                                 							Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Interest Due		     				$0.00             		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)		                				0.00 		            0
                                                  ------------
    (iii) Class A-1 Notes Monthly Interest
           Shortfall (after reserve fund draw)     						$0.00 		            0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		     				$0.00 		            0
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)		                				0.00 		            0
                                                   -----------
    (iii) Class A-2 Notes Monthly Interest
           Shortfall (after reserve fund draw)     						$0.00 		            0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due					$233,017.79   		2.294011129
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)		           				233,017.79   		2.294011129
                                                  ------------
    (iii) Class A-3 Notes Monthly Interest Shortfall
          (after reserve fund draw)	                					$0.00             		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due 	$64,228.39 	 	5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
          (after reserve fund draw)	             					64,228.39  		5.291666667
                                                    -----------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)				       		$0.00            		0
(G) Total Note and Certificate Interest Paid (after
     reserve fund draw)		                       				$297,246.18
(H) Excess Interest				                           		$146,268.50

Principal
(I) Total Principal Collections				             		$4,593,559.34
(J) Draw on Reserve Fund for realized losses 					   	45,970.52
(K) Total Amount Available for Principal
     Distribution 					                          	$4,639,529.86
                                                                 Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due					      	0.00            		0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)		                 				0.00            		0
                                                      ---------
    (iii) Class A-1 Notes Monthly Principal Shortfall
           (after reserve fund draw)                 						0.00            		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due			       		0.00 	           	0
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)		                 				0.00            		0
                                                       --------
    (iii) Class A-2 Notes Monthly Principal Shortfall
           (after reserve fund draw)                 						0.00            		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due				4,639,529.86  		45.67519535
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		         				4,639,529.86  		45.67519535
                                                  -------------
    (iii) Class A-3 Notes Monthly Principal
           Shortfall (after reserve fund draw)       						0.00            		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due					 	0.00            		0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)	                 					0.00            		0
                                                   ------------
    (iii) Class B Certificates Monthly Principal
           Shortfall (after reserve fund draw)		         		0.00            		0
(P) Total Note and Certificate Principal Paid						4,639,529.86
(Q) Total Distributions		                      				4,985,090.39
(R) Excess Servicing Releases from Reserve Account
     to Servicer				                               		100,297.98
(S) Amount of Draw from Reserve Account				         		45,970.52
(T) Draw from Reserve Account plus Total Available
     Amount					                                  	5,131,358.89

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                				Beginning	       	End
                                                				of Period	    	of Period
                                                  ------------  -------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance		          		$57,977,214.49 	$53,337,684.63
    (ii)   Total Note and Certificate Pool Factor				0.1910657     		0.1757760
    (iii)  Class A-1 Notes Balance		                    		0.00          		0.00
    (iv)   Class A-1 Notes Pool Factor		           		0.0000000 	    	0.0000000
    (v)    Class A-2 Notes Balance	                    			0.00 	         	0.00
    (vi)   Class A-2 Notes Pool Factor			           	0.0000000 	    	0.0000000
    (vii)  Class A-3 Notes Balance	           			45,839,565.49 		41,200,035.63
    (viii) Class A-3 Notes Pool Factor			           	0.4512809 	    	0.4056057
    (ix)   Class B Certificates Balance		      		12,137,649.00 		12,137,649.00
    (x)    Class B Certificate Pool Factor		       		1.0000000 	    	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		              		8.62%	         	8.63%
    (ii)  Weighted Average Remaining Maturity
          (WAM)                              				22.32 	months	 21.60 		months
    (iii) Remaining Number of Receivables			           	11,968 	       	11,414
    (iv)  Portfolio Receivable Balance	      			$57,977,214.49 	$53,337,684.63

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
(A) Beginning Reserve Account Balance					                    			$6,068,824.46
(B) Draw for Realized losses							                                 	45,970.52
(C) Draw for Servicing Fee				                                        				0.00
(D) Draw for Class A-1 Notes Interest Amount		                      						0.00
(E) Draw for Class A-2 Notes Interest Amount				                      				0.00
(F) Draw for Class A-3 Notes Interest Amount				                      				0.00
(G) Draw for Class B Certificates Interest Amount					                 			0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates					 			45,970.52
(I) Excess Interest					                                         			146,268.50
(J) Reserve Account Balance Prior to Release			              					6,169,122.44

(K) Reserve Account Required Amount						                       		6,068,824.46

(L) Final Reserve Account Required Amount						                 		6,068,824.46

(M) Reserve Account Release to Servicer						                     		100,297.98

(N) Ending Reserve Account Balance						                        		6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period	                       							$45,970.52
(B) Liquidated Contracts
    (i)   Not Used				                                                				0.00
    (ii)  Not Used	                                                							0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			12,942.39
(C) Aggregate Net Losses for Collection Period							               	33,028.13
(D) Net Loss Ratio for Collection Period (annualized)						            		0.71%
(E) Cumulative Net Losses for all Periods							                 	1,818,167.73
(F) Delinquent Receivables
                                    				Dollar Amount 		      #  Units
                                        -------------         --------
    (i)  30-59 Days Delinquent			          	1,410,602 	  2.64%    	269 		2.36%
    (ii)  60-89 Days Delinquent		           		314,164   	0.59%	     63 		0.55%
    (iii) 90 Days or More Delinquent      				198,027   	0.37%	     42 		0.37%

(G) Repossessions
                                    				Dollar Amount        		#  Units
                                        -------------          --------
                                          				229,727   	0.43%      	35		0.31%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period						                       		0.76%
    (ii) Preceding Collection Period		                             						1.04%
    (iii) Current Collection Period		                              						0.71%
    (iv) Three Month Average (Avg(i,ii,iii))	                     							0.84%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
     More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.84%
    (ii) Preceding Collection Period					                             			0.84%
    (iii) Current Collection Period						                              		0.96%
    (iv) Three Month Average (Avg(i,ii,iii))				                     				0.88%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit



The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore					    Leslie J. Fitzpatrick
Vice President 				     	Senior Vice President
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